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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 8, 2001.



                               PLANET ZANETT, INC.
               (Exact name of registrant as specified in charter)



           DELAWARE                  0-32315                   56-4389547
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)


              135 EAST 57TH STREET, 15TH FLOOR, NEW YORK, NY 10022
               (Address of principle executive offices) (Zip Code)


                                  212-980-4600
                         (Registrant's telephone number)


                      ------------------------------------


                     Exhibit Index appears on Page 4 hereof


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits (referenced in item 601 of Regulation S-K)

                  16.1     Letter from McEnerney, Brady & Company LLC.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 PLANET ZANETT, INC.




Date: March 21, 2001             By:  /s/ David M. McCarthy
                                      ---------------------------------------
                                      Name:    David M. McCarthy
                                      Title:   Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         16.1                       Letter from McEnerney, Brady & Company LLC.